EXHIBIT 10.48
UNITED STATES OF AMERICA
STATE OF GEORGIA

DEVELOPMENT AUTHORITY OF MURRAY COUNTY
TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND
(TDG OPERATIONS, LLC PROJECT),
SERIES 2014

No. R-1		Maximum Principal Amount
		$12,500,000

Dated Date:	Stated Interest Rate:	Maturity Date:

October 17, 2014	6.00%	October 1, 2023

Registered Owner: TDG OPERATIONS, LLC
Maximum Principal Amount: TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS
FOR VALUE RECEIVED, the DEVELOPMENT AUTHORITY OF MURRAY COUNTY (hereinafter sometimes referred to as the “Issuer”), a public body corporate and politic created and existing under the laws of the State of Georgia, hereby promises to pay, but solely from the Pledged Security provided therefor, to the registered owner identified above, or registered assigns (the “Holder”), all amounts advanced by the Holder as hereinafter provided on the Maturity Date (stated above).
On the Dated Date (specified above), TDG Operations, LLC, a Georgia limited liability company (the “Company” and the “Purchaser”), being the initial Holder of this Bond, made an initial advance in cash or other legal consideration, such as property, to the Issuer pursuant to the Request for Advance under the Bond Purchase Loan Agreement dated as of October 1, 2014 (the “Bond Purchase Loan Agreement”) between the Issuer, the Company and the Purchaser. The initial Principal Balance of this Bond, as of the date of its issue, is equal to the amount of such initial advance. Additional amounts or other legal consideration, such as property, may be advanced (or constructively advanced) to the Issuer from time to time subsequent to the Dated Date of this Bond as provided in the Bond Purchase Loan Agreement and the Bond Resolution provided that the aggregate amount of all advances shall never exceed the Maximum Principal Amount (stated above) and no advances shall be made later than the Expiration Date set forth in the Bond Purchase Loan Agreement. The date and amount of the initial advance and of each such additional advance made by the Holder under the Bond Purchase Loan Agreement shall be noted by Holder on the Schedule of Advances and Payments appearing at the end of this Bond. The “Principal Balance” of this Bond shall, at any time, be the aggregate gross amounts that have theretofore been so advanced decreased by all principal, if any, theretofore paid on this Bond.
The Issuer also promises to pay, but only from the Pledged Security for this Bond, all accrued and unpaid interest to the Holder at the Stated Interest Rate (stated above), which shall commence to accrue on the amount of each advance under the Bond Purchase Loan Agreement from the date of such advance.
Interest on the outstanding Principal Balance of this Bond at the Stated Interest Rate shall be payable annually, commencing on October 1, 2014 and on each October 1 thereafter, with the final interest payment being due on the Maturity Date (stated above), each such date being a scheduled “Debt Service Payment Date.”
If any payment of interest or principal is not paid when due, the Issuer promises to pay (but only from the Pledged Security for this Bond) interest on overdue principal and, to the extent permitted by law, on overdue interest at the Default Interest Rate. For the purpose of this Bond, “Default Interest Rate” means the Stated Interest Rate.
Interest at the Stated Interest Rate or Default Interest Rate, as applicable, shall be calculated on the basis of a 365/366‑day year on the Principal Balance that is Outstanding from time to time during the applicable interest accrual period prior to such interest payment date. The term “Debt Service Payment Date” means any scheduled Debt Service Payment Date, any date on which this Bond is to be redeemed, in whole or in part, and any Special Debt Service Payment Date established as provided in this Bond Resolution.
All payments of Debt Service on this Bond shall be paid by check or draft on the pertinent Debt Service Payment Date by the Company, on behalf of the Issuer, to the Person who, on the 15th day of the calendar month (the “Regular Record Date”) next preceding such Debt Service Payment Date was the registered Holder of this Bond, at the address of such Holder as shown on the registration books (the “Register”) of the Registrar or at such other address as is furnished in writing to the Registrar by the Holder prior to such Regular Record Date, or if the Registrar and the Holder agree, by wire transfer, direct deposit or other means provided that the Holder or the Company, pursuant to such agreement, pays any costs associated with such alternative method of payment. If the Company is the lessee of the Project and the Custodian and if the Company or an Affiliate of the Company is then the Holder of this Bond, then the payment of Basic Rent under the Lease of the Project that is acquired by the proceeds of this Bond and the Payment of Debt Service on this Bond may be made constructively as provided in the Bond Resolution and shall be noted by the Holder on the Schedule of Payments attached hereto. If the amount of any Debt Service payment is equal to the Principal Balance of this Bond plus accrued interest (including any accrued interest at the Default Interest Rate), this Bond shall be marked “canceled and paid” and shall be promptly surrendered by the Holder to the Registrar.
This Bond constitutes the single bond that evidences the series of the Issuer’s revenue bonds, in a maximum aggregate principal amount of $12,500,000, designated “Development Authority of Murray County Taxable Industrial Development Revenue Bond (TDG Operations, LLC Project), Series 2014,” issued by the Issuer pursuant to and in full compliance with the provisions of the Constitution and laws of the State of Georgia, including specifically, but without limitation, the provisions of the Development Authorities Law of the State of Georgia, O.C.G.A. § 36‑62‑1, et seq., as amended, the Revenue Bond Law and other applicable provisions of the law of the State of Georgia (collectively called the “Acts”), and pursuant to a resolution (the “Bond Resolution”) duly adopted by the Issuer, authorizing the issuance of the Bond for the purpose of acquiring and installing new and used trade fixtures, machinery and equipment (the “Project”) at the Company’s manufacturing facility in Murray County, Georgia. The Project is leased by the Issuer to the Company pursuant to the terms of a Lease Agreement dated as of October 1, 2014 (the “Lease”), between the Issuer and the Company, under which the Company is obligated to pay to the Issuer Basic Rent payments, at the times and in the amounts, as will always be sufficient to pay the principal of and interest on this Bond, as the same become due and payable. Under the terms of the Lease and the Bond Resolution, the Issuer and the Company have agreed that, subject to the terms and conditions of the Lease and the Bond Resolution permitting constructive payment of Basic Rent and Debt Service, that Basic Rent payments to be made by the Company under the Lease will be credited to a special fund created by the Bond Resolution and designated “Development Authority of Murray County Taxable Industrial Development Revenue Bond (TDG Operations, LLC Project), Series 2014-Sinking Fund” (the “Sinking Fund”) from which the Debt Service hereon is to be paid and which is pledged as part of the Pledged Security for this Bond.
All advances of funds (and constructive advances of funds) under the Bond Purchase Loan Agreement between the Issuer, the Company and the initial Holder of this Bond, which constitute the indebtedness evidenced by this Bond, including the date and amount of each such advance, shall be credited to and recorded on the records of the Project Fund maintained by the Custodian, and all payments of Debt Service on this Bond, including the date and amount of each Debt Service payment, shall be paid from and recorded on the records of the Sinking Fund, created by the Bond Resolution and maintained by the Custodian of the Sinking Fund, which shall also serve as Paying Agent. Upon the issuance of a new Bond certificate upon the transfer or replacement of this Bond, the Custodian, as Registrar, shall enter on the Schedule of Advances and Payments appearing at the end of such new Bond certificate, the dates and amounts of each advance and the dates and amounts of each payment of principal and interest under this Bond.
Pursuant to the Bond Resolution and the Assignment of Rents and Leases and Security Agreement dated as of October 1, 2014 (the “Security Document”), from the Issuer to the Holder of the Bond, the Issuer has pledged unto the initial Holder and subsequent Holders of this Bond, as security for the payment of the principal of and interest on this Bond, the Pledged Security. “Pledged Security” means and includes, among other things, (a) the Project, (b) the rights of the Issuer in and under the Lease (except for the Unassigned Rights), (c) the Pledged Revenues, (d) the Net Proceeds of casualty insurance received on account of damage to or the destruction of the Project or any part thereof, (e) the Net Proceeds received on account of a taking of the Project, or any portion thereof, under power of eminent domain and the Net Proceeds of any sale of the Project, or any portion thereof, (f) amounts, if any, in the Sinking Fund and Project Fund for this Bond and (g) the proceeds of the foregoing, all as more specifically described in the Security Document.
The Bond Resolution, the Bond Documents (as defined in the Bond Resolution), and the Pledged Security relating to this Bond are collectively the “Bond Security” for this Bond.
THIS BOND SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OF THE STATE OF GEORGIA, MURRAY COUNTY, THE ISSUER, OR ANY MUNICIPALITY, POLITICAL SUBDIVISION OR OTHER PUBLIC BODY OF THE STATE OF GEORGIA, NOR A PLEDGE OF THE FAITH AND CREDIT OR TAXING POWER OF ANY SUCH PUBLIC BODY, NOR SHALL ANY SUCH PUBLIC BODY BE SUBJECT TO ANY PECUNIARY LIABILITY HEREON, EXCEPT, AS TO THE ISSUER, AS EXPRESSLY PROVIDED HEREIN. THE ISSUER SHALL APPLY THE PLEDGED SECURITY FOR THE PAYMENT OF THIS BOND AND DEBT SERVICE HEREON. THIS BOND SHALL NOT BE PAYABLE FROM OR CONSTITUTE A CHARGE, LIEN, OR ENCUMBRANCE, LEGAL OR EQUITABLE, UPON ANY FUNDS OR PROPERTY OF THE STATE OF GEORGIA, MURRAY COUNTY, OR ANY MUNICIPALITY, POLITICAL SUBDIVISION OR OTHER PUBLIC BODY OF THE STATE OF GEORGIA, OTHER THAN THE PLEDGED SECURITY, AS PROVIDED IN THE BOND

RESOLUTION. NO HOLDER OR HOLDERS OF THIS BOND SHALL EVER HAVE THE RIGHT TO COMPEL ANY EXERCISE OF THE TAXING POWER OF THE STATE OF GEORGIA, MURRAY COUNTY, OR ANY MUNICIPALITY, POLITICAL SUBDIVISION OR OTHER PUBLIC BODY OF THE STATE OF GEORGIA TO PAY THIS BOND OR THE DEBT SERVICE HEREON. THE ISSUER HAS NO TAXING POWER.
This Bond is subject to mandatory redemption, in whole or in part, to the extent any Net Proceeds of casualty insurance, or of any eminent domain award or of sale are required by the Lease or the Security Document, to be used to pay principal of this Bond, in which case the accrued interest payable on the principal amount to be redeemed shall be paid with moneys provided by the Company. This Bond is subject to optional redemption by the Issuer prior to maturity, in whole or in part, on any date, at a redemption price equal to the principal amount being redeemed plus accrued interest on the Bond or any portion thereof being redeemed to the redemption date, but only upon the written direction of the Company. If this Bond is to be redeemed only in part, the redemption price shall be paid without the requirement that this Bond be surrendered and such prepayments shall be noted by the Holder on the Schedule of Advances and Payments attached to this Bond. If the entire principal balance of this Bond is to be paid, then this Bond must be marked “canceled and paid” by the Holder and promptly surrendered to the Issuer, with a photocopy of the canceled and surrendered Bond being delivered to the Company.
This Bond or any portion hereof which is called for redemption shall, on the redemption date designated in such notice, become and be due and payable at the redemption price provided for redemption of this Bond on such date and interest on this Bond or any portion of this Bond so called for redemption shall cease to accrue upon payment of the redemption price.
Notice of redemption, unless waived by the Holder, shall be given by the Company, on behalf of the Issuer, to the Holder by hand delivery, first class mail, express company or by fax at or prior to the time prepayment hereof is made by the Company on behalf of the Issuer at the address of the Holder, with a copy to the Issuer, set forth in the Register for this Bond. All official notices of redemption shall be dated, shall contain the complete official name of this Bond, including series designation, and shall state: (i) the redemption date; (ii) if less than the entire Principal Balance of this Bond is to be redeemed, the portion of the principal amount of this Bond (stated in dollars) that is to be redeemed and included in the redemption price, the amount of accrued interest to be paid as a part of the redemption price and the total amount of the redemption price; (iii) that, on the redemption date, the redemption price will become due and payable upon this Bond or portion thereof called for redemption and that interest on this Bond or such portion shall cease to accrue from and after such date; and (iv) if the entire Principal Balance of this Bond is to be redeemed, the address of the Issuer where this Bond is to be surrendered following its cancellation and the name, address, and telephone number of a Person or Persons at the offices of the Company who may be contacted with respect to the redemption. Notwithstanding the foregoing, if the Company or an Affiliate of the Company is the Holder of this Bond, notice of redemption shall be deemed to have been given.
The failure of the Holder to receive any redemption notice given as herein provided shall not affect the validity of any proceeding for the redemption of this Bond. The Issuer shall have no responsibility whatsoever if any such notice is given as aforesaid but is not received by or receipt thereof is refused by the Holder. No defect in any such notice shall in any manner defeat the effectiveness of a call for redemption.
NEITHER THIS BOND NOR THE OBLIGATIONS OF THE COMPANY UNDER THE LEASE WHICH ARE EMBEDDED IN THIS BOND HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS EXPRESSLY PERMITTED BY THE BOND RESOLUTION. ANY ASSIGNEE OR TRANSFEREE OF THIS BOND TAKES IT SUBJECT TO: (A) ALL PAYMENTS OF PRINCIPAL AND INTEREST IN FACT MADE (OR CONSTRUCTIVELY MADE) WITH RESPECT HERETO, WHETHER SUCH PAYMENTS ARE REFLECTED IN THE SCHEDULE OF ADVANCES AND PAYMENTS ON THIS BOND OR ANY PAYMENT RECORD PERTAINING HERETO, AND (B) ALL RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND IN THE BOND RESOLUTION.
To the extent and in the manner permitted by the Bond Resolution, modifications, alterations, amendments, additions, and rescissions of the provisions of the Bond Resolution, or of any resolution amendatory thereto or of this Bond, may be made by the Issuer but only with the prior written consent of the Holder of this Bond, and without the necessity for notation hereon or reference thereto, except as otherwise provided in the Bond Resolution.
For a more particular statement of the covenants and provisions securing this Bond, the conditions under which the owner of this Bond may enforce the various covenants (other than the covenant to pay principal of and interest on this Bond when due from the sources provided, for which the right to enforce is unconditional), and the conditions upon which the Bond Resolution may be amended either with or without the consent of the Holder of this Bond, reference is made to the Bond Resolution. In case of default the Holder of this Bond shall be entitled to the remedies provided by the Bond Resolution and the Act.

It is hereby certified, recited, and declared that all acts, conditions, and things required to exist, happen, and be performed precedent to and in the issuance of this Bond do exist, have happened, and have been performed in due time, form, and manner as required by law.
IN WITNESS WHEREOF, the Development Authority of Murray County has caused this Bond to be signed by the manual or facsimile signature of its Chairman or Vice Chairman, its seal to be affixed hereto or a facsimile of its seal to be printed hereon or affixed hereto and attested by its Secretary or Assistant Secretary, and this Bond to be dated the date set forth above.
DEVELOPMENT AUTHORITY OF MURRAY COUNTY

By: /s/ Craig Brock
Chairman
Attest:

/s/ John Kenemer
Secretary

[seal]

STATE OF GEORGIA    )
)
COUNTY OF MURRAY    )
VALIDATION CERTIFICATE
The undersigned Clerk of the Superior Court of Murray County, State of Georgia, DOES HEREBY CERTIFY that this Bond was validated and confirmed by judgment of the Superior Court of Murray County, on the 7th day October, 2014, in the case of STATE OF GEORGIA vs. DEVELOPMENT AUTHORITY OF MURRAY COUNTY and TDG OPERATIONS, LLC, Civil Action File No. 14-CI-0520-P that no intervention or objection was filed opposing the validation of this Bond and that no appeal of such judgment of validation has been taken.
IN WITNESS WHEREOF, I have hereunto set my hand and have caused to be affixed hereon the official seal of the Superior Court of Murray County, Georgia.
/s/ Donna Wood
Clerk, Superior Court, Murray County, Georgia
[seal]